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                                                                 EXHIBIT 10.22

                          WARRANT PURCHASE AGREEMENT

          THIS AGREEMENT is entered into as of November 29, 1999 by

PURCHASEPRO.COM, INC., a Nevada corporation ("Company"), and SPRINT
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COMMUNICATIONS COMPANY L.P. ("Purchaser"),
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                              W I T N E S S E T H:

          WHEREAS, Company provides an extensive business-to-business bidding and procurement environment via a series of Company and/or co-branded websites and underlying Company-proprietary software ("PurchasePro Solution") that is made available for access by users on a subscription basis;

          WHEREAS, the parties have agreed to enter into a Strategic Marketing Partner Agreement with respect to the PurchasePro Solution (the "Strategic Agreement"), as set forth in Section 2 and Exhibit A; and
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          WHEREAS, as part of the consideration for Purchaser entering into the
Strategic Agreement, the Company hereby agrees to issue to Purchaser a warrant in the form attached as Exhibit B ("Warrant") to purchase shares of the
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Company's common stock, par value $0.01 per share ("Warrant Stock") at an
Exercise Price equal to $143.688 per share, on the terms and conditions set forth therein;

          NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.  Issuance. The Company has authorized the sale and issuance to
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Purchaser of the Warrant to purchase up to 1,800,000 shares of Warrant Stock in accordance with the terms thereof. The right to purchase shares of Warrant Stock upon exercise of the Warrant shall vest in Purchaser accordance with the provisions of the Warrant. The issuance of the Warrant shall take place at such time and place as the Company and Purchaser agree (the "Closing"), but in no event later than 5 business days after the execution of this Agreement by both parties.

          2.  Strategic Agreement.  During the 30 day period following the
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Closing, Company and Purchaser will negotiate, reasonably and in good faith, a definitive Strategic Agreement that obligates Purchaser to actively market and promote subscriptions to access and use the PurchasePro Solution to Company's current and future business customers, on mutually agreeable terms and conditions that are consistent with Exhibit A. If the parties are unable to
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mutually agree upon the wording of any provision of the Strategic Agreement, then at the request of either party the issue shall be resolved, consistent with

Exhibit A, by binding arbitration under the commercial arbitration rules of the
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American Arbitration Association, in Las Vegas, Nevada.

          3.  Company Representations.  The Company represents and warrants to
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Purchaser that, as of the Closing:

          (a) Organization and Standing.  The Company is a corporation duly
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organized, in good standing and validly existing under the laws of the State of
Nevada and has requisite corporate power to own and operate its properties and assets and carry on its business as presently conducted.

          (b) Authorization.  The execution, delivery and performance of this
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Agreement by the Company has been duly authorized by all requisite corporate action, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to

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or affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement, and the Warrant and compliance with the provisions hereof and thereof by the Company does not conflict with, or result of breach or violation of the terms, conditions or provisions of, or constitute a default (or an event with which the giving of notice or passage of time, or both could result in a default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or the Bylaws of the Company.

          (c) Securities. The shares of Warrant Stock issued upon exercise of
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the Warrant will be validly issued, fully paid and non-assessable; provided, however, that such securities shall be subject to restrictions on transfer under applicable state or federal securities laws.

          4.  Purchaser Representations.  Purchaser represents and warrants to
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the Company, with respect to both its purchase of the Warrant and the issuance of Warrant Shares upon its exercise, that:

          (a) Company Affairs: Purchaser's Account:  Accredited Investor.
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Purchaser is aware of the Company's business affairs and financial condition, has had sufficient opportunity to ask questions of and receive answers from representatives of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Warrant. Purchaser is purchasing the Warrant for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Note, Warrant and the securities issuable upon conversion or exercise thereof (collectively, the "Securities"), including a complete loss of its investment.

          (b) Unregistered Securities.  Purchaser understands that neither the
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Warrant nor any shares of Warrant Stock issued upon exercise thereof have been registered under the Securities Act, by reason of a specific exemption therefrom which depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Holding Period: Legends.  Purchaser further acknowledges and
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understands that the Warrant and any shares of Warrant Stock issued upon exercise thereof must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser understands that the Warrant and, when and if issued, certificates evidencing the shares of Warrant Stock issuable upon exercise thereof, will be imprinted with a legend that prohibits the transfer of such Warrant or securities, unless they are registered or such registration is not required in the opinion of legal counsel for the Company.

          (d) Restricted Securities.  Purchaser understands that the securities
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it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          (e) No Market.  Purchaser further understands that, at the time
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Purchaser wishes to sell shares Warrant Stock issued upon exercise of the
Warrant, there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser will be

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precluded from selling such securities under Rule 144 even if any minimum holding period has been satisfied; provided, however, that the Company shall use its best efforts to satisfy the current public information requirements of Rule 144.

          5.  General Provisions.
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          (a) Entire Agreement: Amendment.  This Agreement and the Warrant
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represent the entire agreement between the Company and Purchaser with respect to the subject matter hereof, supersede all prior agreements and understandings with respect to the subject matter hereof, and may be amended only in a writing signed by the Company and the Purchaser.

          (b) Successors and Assigns.  This Agreement shall bind and benefit the
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successors, assigns, heirs, executors and administrators of the parties
(including, without limitation, any successor corporation to the Company and the Purchaser). The rights of Purchaser under this Agreement may not be assigned without the written consent of the Company.

          (c) Press Release.  The parties will issue a joint press release
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announcing this Agreement and the Strategic Agreement within 10 business days after the date this Agreement is executed by both parties.

          (d) Governing Law.  This Agreement shall be governed in all respects
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by the laws of the State of Nevada.

          (e) Notices.  All notices and other communications required or
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permitted hereunder shall be in writing and shall be transmitted by telex or facsimile, or, if sent within the United States, mailed by first-class mail, postage prepaid, to the address at the address set forth below the recipient's signature, or at such other address as the recipient shall have furnished to the other party in writing. All notices shall be deemed effectively delivered upon transmission or mailing.

          (f) Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


          The parties hereto have executed this Agreement as of the Effective Date set forth above.

                    COMPANY
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                    PURCHASEPRO.COM, INC.


                    By  /s/ Christopher P. Carton
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                    Its President


                    PURCHASER
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                    SPRINT COMMUNICATIONS CO., L.P.


                    By  /s/ Jeff Anderson
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                    Its Vice President

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                                   EXHIBIT A

                              STRATEGIC AGREEMENT
                              TERMS AND CONDITIONS

     The parties will negotiate, reasonably and in good faith, a definitive Strategic Agreement with mutually agreeable terms and conditions that include the following:

1.   Marketing and operations during the 18 month warrant agreement period:

     . Purchaser will actively market and promote the PurchasePro Solution, as the preferred business-to-business eCommerce solution for procurement of goods and services, to Purchaser's current and future business customers, including in each of the following segments of Purchaser's business: (1) long distance, (2) pager, and (3) collaborative solutions

     . Purchaser will actively promote the PurchasePro Solution, including by use of text, material or other formats reasonably acceptable to Company in Purchaser's marketing and promotional literature, customer billing inserts and other promotional items or materials

     . Purchaser and Company will conduct joint marketing and promotional efforts as mutually agreed

     . Purchaser will promote the sale to Purchaser's customers of subscriptions ("Subscriptions") to access and use the PurchasePro Solution

     . Purchaser and Company will establish a co-branded website, through which Purchaser's customers who purchase Subscriptions ("Customers") will access the PurchasePro Solution

     . Purchaser will provide level one ("first call") support for Customers as it relates to the referral process

     . Customers will access and use the PurchasePro Solution under Company's standard terms and conditions

2.   Financial consideration

     . Company will book 100% of the net revenue from Subscriptions sold by Purchaser (determined and tracked in accordance with Company's standard practices) and shall pay to Purchaser a quarterly sales commission equal to 25% of net collected revenues

     .    Each party will bear its own costs and expenses

3. Company agrees to designate purchaser as the preferred communications provider on the PurchasePro.com


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                                   EXHIBIT B

                                    WARRANT

                                (SEE ATTACHED)



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